UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-498
                                   -----------


                             AXP STOCK SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
   Stock Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Stock Fund seeks to provide shareholders with current income and growth of capital.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements (Portfolio)                                     11

Notes to Financial Statements (Portfolio)                            14

Financial Statements (Fund)                                          18

Notes to Financial Statements (Fund)                                 21

Proxy Voting                                                         30

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Mike Kennedy
Since                                                              7/99
Years in industry                                                    33

FUND OBJECTIVE

For investors seeking current income and growth of capital

Inception dates
A: 4/6/45       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INSTX        B: IDSBX        C: --           Y: IDSYX

Total net assets                                         $2.437 billion

Number of holdings                                                   93

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
          X             LARGE
                        MEDIUM  SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 20.5%
Technology 13.7
Health care 13.1
Industrials 12.5
Consumer discretionary 10.3
Energy 9.1
Utilities 7.6
Materials 4.6
Consumer staples 4.4
Short-term securities 3.3
Telecommunications 0.9

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)                            3.7%
Pfizer (Health care products)                                       3.4
Citigroup (Finance companies)                                       3.4
Intel (Electronics)                                                 2.6
General Electric (Multi-industry)                                   2.4
Intl Business Machines
(Computer software & services)                                      2.3
Wal-Mart Stores (Retail -- general)                                 2.2
WellPoint Health Networks (Health care services)                    2.1
BP ADR (Energy)                                                     2.1
American Intl Group (Insurance)                                     2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Michael Kennedy discusses the Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP Stock Fund perform for the semiannual period ended March 31, 2004?

A: AXP Stock Fund's Class A shares gained 12.29%, excluding sales charge, outperforming the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which rose 11.97% for the six-month period. The Fund underperformed its benchmark, the broad-based Standard & Poor's (S&P) 500 Index, which increased 14.08% over the same time frame.

Q:   What factors most significantly affected performance?

A: The Fund's outperformance relative to its peers but underperformance relative to its benchmark was due primarily to mixed results from individual stock selection and sector positioning.

     The most positive sector contributors to the Fund during the semiannual period were energy, health care and industrials. Within the Fund's higher-than-index position in energy, we focused on North American natural gas companies and oil equipment and service companies that help increase productivity rather than on the major integrated oil companies that drill for new oil. However, it was the oil and gas finders that helped most during this period, as oil prices stayed

(bar graph)

              PERFORMANCE COMPARISON
   For the six-month period ended March 31, 2004

15%      (bar 1)       (bar 2)         (bar 3)
12%      +12.29%%      +14.08%%        +11.97%
 9%
 6%
 3%
 0%

(bar 1) AXP Stock Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The most positive sector contributors to the Fund during the semiannual period were energy, health care and industrials.(end callout quote)

    higher than many anticipated. BP, Apache, and ConocoPhillips were strong performers for the Fund during the semiannual period.

    In health care, we had a prudent lower-than-index position in this underperforming sector. More significant, however, was our strategy to minimize exposure to the major pharmaceuticals and focus on health care providers and equipment companies. Wellpoint Health, UnitedHealth Group and Cigna each performed well for the Fund during the six months. The Fund's higher-than-index position in the underperforming industrials sector detracted from performance, but this was outweighed by

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                    Class C                 Class Y
(Inception dates)           (4/6/45)               (3/20/95)                  (6/26/00)               (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)   After CDSC(4)   NAV(5)     POP(5)
as of March 31, 2004
6 months*              +12.29%     +5.83%    +11.89%       +7.89%      +11.84%     +10.84%      +12.45%    +12.45%
1 year                 +28.71%    +21.31%    +27.71%      +23.71%      +27.72%     +27.72%      +28.92%    +28.92%
5 years                 -1.91%     -3.06%     -2.66%       -2.82%        N/A         N/A         -1.75%     -1.75%
10 years                +7.59%     +6.96%      N/A          N/A          N/A         N/A          N/A        N/A
Since inception          N/A        N/A       +6.87%       +6.87%       -6.23%      -6.23%       +7.84%     +7.84%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

 Questions & Answers

     effective  stock  selection.   Among  the  Fund's  top  performers  in  the
     industrials sector during the period were Rockwell Automation, Danaher and Deere.

     The major negative contributors to the Fund's semiannual performance were technology, consumer discretionary and utilities. In technology, the Fund's lower-than-index position boosted returns, but a higher-than-index position within the semiconductors area hurt performance, including Intel, which was among the largest holdings in the portfolio. Sector performance also suffered from not owning some of the telecommunications stocks that rebounded most in the economic recovery. For example, the Fund did not own positions in Lucent or Qualcomm, both of which performed strongly during the semiannual period. In consumer discretionary, the Fund had a lower-than-index position in a strongly performing sector. However, the Fund was hurt more by its holdings in the media industry, as the economic recovery did not yet produce the advertising revenues that normally accompany this stage in the cycle. In utilities, the Fund had a higher-than-index position in an underperforming sector. Dominion Resources and FPL Group were particularly poor performers within this sector during the semiannual period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We increased the Fund's position in financials during the semiannual period. We sought companies that we believed would benefit from anticipated higher interest rates later in 2004 and an ongoing economic recovery. Thus, we focused on capital markets companies, which should do well if merger and acquisition activity picks up as expected. We established new positions in Merrill Lynch and Goldman Sachs and added to the Fund's CitiGroup holding. We also emphasized property & casualty companies, such as XL Capital, St. Paul Companies and Chubb, and credit card companies, such as Capital One. We generally avoided the banks.

     We decreased the Fund's positions in industrials and materials, although still maintaining higher-than-index weightings in these sectors. Our belief was that a strong first quarter of U.S. economic growth on top of the strong fourth quarter would result in an increase in interest rates in the second quarter. We expected that the industrial cyclicals would sell off on this news, at which time we would increase our weightings in both sectors. While the timing of our interest rate call may be off, we do not think the overall scenario has changed. We reduced the Fund's positions in industrials companies Rockwell Automation and Danaher,

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6  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    taking profits in each. We eliminated the Fund's positions in materials companies Freeport-McMoRan, Newmont Mining and Weyerhaeuser. These companies had become overvalued in our view, but only after a good run of positive performance.

    In general, we continued to use our theme-based investing process, based on the premise that if one can identify multiyear trends that are in place and be successful in buying the companies that will benefit from those trends, steady long-term performance can be achieved with lower risk than with an active short-term trading or momentum based strategy. At the end of the semiannual period, we had identified several major themes, including the aging of America, global dominance, consolidation, energy and power generation.

Q:  How do you intend to manage the Fund in the coming months?

A: From a macroeconomic perspective, we believe that the U.S. economic recovery is still on track and that interest rates will be higher by the end of 2004. Above expectation first quarter earnings in many sectors of the equity market should allow a higher earnings result from a small increase in revenues. This phenomenon, we believe, may be especially true for materials, industrials and energy. If we are correct, then the surprise could be in the strength of second quarter earnings numbers, which might even match those of the first quarter. If this happens, we suspect the consensus would shift from a second half slowdown to an overheated economy. We would not subscribe, however, to this consensus view. We continue to look for corporate earnings gains of 10% to 12% this year and 8% to 10% in 2005. Our plan is to take a barbell approach in the portfolio -- concentrating at one end on companies that have operating earnings leverage from increasing revenues and at the other end on companies that have strong cash flow with the ability to increase dividends.

    The U.S. general election year has already begun to affect the equity markets. As campaign rhetoric heats up this summer, we believe it is more important than ever to keep focused on company fundamentals and valuations. That is, to ensure as best we can that the company can deliver at least the expected results and not to overstay the holding if the valuation gets too high and/or is subject to adverse political and geopolitical events and rumors. We also have a growing concern about the impact of higher oil prices on the economy overall and on consumer spending in particular. This is a sensitive time during which we intend to stay true to our investment strategy, our long-term perspective and our emphasis on stock selection.

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7  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

Equity Portfolio

March 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.5%)
Issuer                                       Shares                Value(a)

Aerospace & defense (2.2%)
Northrop Grumman                             200,000            $19,684,000
Rockwell Automation                        1,000,000             34,670,000
Total                                                            54,354,000

Airlines (0.8%)
Southwest Airlines                         1,300,000             18,473,000

Banks and savings & loans (4.1%)
Bank of America                              400,000             32,392,000
Bank of New York                             900,000             28,350,000
U.S. Bancorp                               1,400,000             38,710,000
Total                                                            99,452,000

Beverages & tobacco (1.1%)
PepsiCo                                      500,000             26,925,000

Broker dealers (1.7%)
Merrill Lynch & Co                           300,000             17,868,000
Morgan Stanley                               400,000             22,920,000
Total                                                            40,788,000

Chemicals (1.3%)
Air Products & Chemicals                     400,000             20,048,000
Dow Chemical                                 300,000             12,084,000
Total                                                            32,132,000

Computer hardware (2.1%)
Cisco Systems                              1,200,000(b)          28,224,000
EMC                                        1,600,000(b)          21,776,000
Total                                                            50,000,000

Computer software & services (5.9%)
Intl Business Machines                       600,000             55,104,000
Microsoft                                  3,600,000             89,892,000
Total                                                           144,996,000

Electronics (5.8%)
Applied Materials                          1,100,000(b)          23,518,000
Flextronics Intl                           1,000,000(b,c)        17,220,000
Intel                                      2,300,000             62,560,000
Texas Instruments                          1,300,000             37,986,000
Total                                                           141,284,000

Energy (6.2%)
Apache                                     1,050,000             45,328,500
BP ADR                                     1,000,000(c)          51,200,000
ConocoPhillips                               467,700             32,650,137
EnCana                                       500,000(c)          21,560,000
Total                                                           150,738,637

Energy equipment & services (2.3%)
GlobalSantaFe                                600,000             16,662,000
Schlumberger                                 400,000             25,540,000
Transocean                                   500,000(b)          13,945,000
Total                                                            56,147,000

Finance companies (4.4%)
Citigroup                                  1,600,000             82,720,000
MGIC Investment                              400,000             25,692,000
Total                                                           108,412,000

Financial services (3.6%)
Capital One Financial                        600,000             45,258,000
Goldman Sachs Group                          400,000             41,740,000
Total                                                            86,998,000

Food (2.0%)
Archer-Daniels-Midland                       700,000             11,809,000
ConAgra Foods                                700,000             18,858,000
Wrigley (Wm) Jr                              300,000             17,736,000
Total                                                            48,403,000

Health care products (10.3%)
Amgen                                        700,000(b)          40,719,000
Boston Scientific                            800,000(b)          33,904,000
Forest Laboratories                          200,000(b)          14,324,000
Guidant                                      400,000             25,348,000
Merck & Co                                   500,000             22,095,000
Pfizer                                     2,400,000             84,120,000
St. Jude Medical                             400,000(b)          28,840,000
Total                                                           249,350,000

Health care services (2.9%)
UnitedHealth Group                           300,000             19,332,000
WellPoint Health Networks                    455,700(b)          51,822,204
Total                                                            71,154,204

See accompanying notes to investments in securities.

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8  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Issuer                                       Shares                Value(a)

Household products (1.3%)
Procter & Gamble                             300,000            $31,464,000

Insurance (5.3%)
American Intl Group                          700,000             49,945,000
Chubb                                        200,000             13,908,000
CIGNA                                        400,000             23,608,000
St. Paul Companies                           300,000             12,003,000
XL Capital Cl A                              400,000(c)          30,416,000
Total                                                           129,880,000

Lodging & gaming (1.1%)
Intl Game Technology                         300,000             13,488,000
MGM Mirage                                   320,000(b)          14,508,800
Total                                                            27,996,800

Machinery (2.8%)
Caterpillar                                  600,000             47,442,000
Deere & Co                                   300,000             20,793,000
Total                                                            68,235,000

Media (2.6%)
Gannett                                      200,000             17,628,000
InterActiveCorp                            1,000,000(b)          31,590,000
Time Warner                                  800,000(b)          13,488,000
Total                                                            62,706,000

Metals (1.4%)
Alcoa                                      1,000,000             34,690,000

Multi-industry (6.8%)
3M                                           600,000             49,122,000
Accenture Cl A                               600,000(b,c)        14,880,000
Danaher                                      200,000             18,674,000
General Electric                           1,900,000             57,988,000
Tyco Intl                                    800,000(c)          22,920,000
Total                                                           163,584,000

Paper & packaging (1.0%)
Intl Paper                                   600,000             25,356,000

Retail -- general (4.6%)
Best Buy                                     500,000             25,860,000
Home Depot                                   900,000             33,624,000
Wal-Mart Stores                              900,000             53,721,000
Total                                                           113,205,000

Telecom equipment & services (0.9%)
Motorola                                   1,200,000             21,120,000

Utilities -- electric (5.0%)
Dominion Resources                           700,000             45,010,000
FPL Group                                    500,000             33,425,000
PPL                                          300,000             13,680,000
Public Service Enterprise Group              655,000             30,771,900
Total                                                           122,886,900

Total common stocks
(Cost: $1,933,691,520)                                       $2,180,730,541

Preferred stocks (6.2%)
Issuer                                        Shares               Value(a)

Dominion Resources
  9.50% Cv                                   342,000            $19,206,720
FPL Group
  8.50% Cv                                   300,000             17,316,000
Freeport McMoRan Copper & Gold
  5.50% Cv                                    21,950(d)          21,428,688
General Motors
  6.25% Cv                                 1,000,000             30,610,000
Public Service Enterprise Group
  10.25% Cv                                  415,000             26,892,000
St. Paul Companies
  9.00% Cv                                   491,200             36,334,064

Total preferred stocks
(Cost: $128,153,197)                                           $151,787,472

Bonds (1.4%)
Issuer           Coupon                      Principal             Value(a)
                  rate                        amount
Costco Wholesale
  Zero Coupon Cv
   08-19-17       3.50%                  $21,000,000(d,f)       $18,138,750
Devon Energy
  Cv
   08-15-08       4.90                    15,000,000             15,412,500

Total bonds
(Cost: $28,292,807)                                             $33,551,250

See accompanying notes to investments in securities.
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9  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Short-term securities (3.3%)
Issuer         Annualized                     Amount              Value(a)
              yield on date                 payable at
               of purchase                   maturity

U.S. government agencies (0.8%)
Federal Home Loan Bank Disc Nt
  05-28-04        1.00%                  $10,500,000            $10,483,527
Federal Home Loan Mtge Corp Disc Nts
  05-18-04        0.99                     1,000,000                998,715
  06-01-04        1.00                     5,700,000              5,690,344
Federal Natl Mtge Assn Disc Nts
  04-07-04        1.02                     2,200,000              2,199,593
  06-09-04        1.00                       500,000                499,042
Total                                                            19,871,221

Commercial paper (2.5%)
Beta Finance
  04-26-04        1.05                     7,600,000(e)           7,594,493
  06-14-04        1.04                       700,000(e)             698,532
CAFCO LLC
  04-05-04        1.04                    10,400,000(e)          10,398,522
Dexia Bank (Delaware) LLC
  04-12-04        1.02                     9,200,000              9,196,872
Galaxy Funding
  05-19-04        1.05                     5,700,000(e)           5,692,293
Grampian Funding LLC
  04-08-04        1.06                       600,000(e)             599,861
HBOS Treasury Services
  05-07-04        1.06                     3,100,000              3,096,664
Receivables Capital
  04-20-04        1.03                     5,000,000(e)           4,997,139
Scaldis Capital LLC
  05-17-04        1.04                    15,000,000(e)          14,980,354
SPARC LLC
  05-05-04        1.06                     3,000,000(e)           2,997,045
Total                                                            60,251,775

Total short-term securities
(Cost: $80,122,999)                                             $80,122,996

Total investments in securities
(Cost: $2,170,260,523)(g)                                    $2,446,192,259

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 6.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $39,567,438 or 1.6% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $47,958,239 or 2.0% of net assets.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At March 31, 2004, the cost of securities for federal income tax purposes was approximately $2,170,260,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $309,888,000
     Unrealized depreciation                                    (33,956,000)
                                                                -----------
     Net unrealized appreciation                               $275,932,000
                                                               ------------

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10  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Portfolio

March 31, 2004 (Unaudited)
Assets Investments in securities, at value (Note 1)*
   (identified cost $2,170,260,523)                                         $2,446,192,259
Dividends and accrued interest receivable                                        2,341,734
Receivable for investment securities sold                                       16,437,698
                                                                                ----------
Total assets                                                                 2,464,971,691
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                   37,804
Payable for investment securities purchased                                     24,926,992
Payable upon return of securities loaned (Note 4)                                2,700,000
Accrued investment management services fee                                          32,766
Other accrued expenses                                                              51,394
                                                                                    ------
Total liabilities                                                               27,748,956
                                                                                ----------
Net assets                                                                  $2,437,222,735
                                                                            ==============
* Including securities on loan, at value (Note 4)                           $    2,583,000
                                                                            --------------

See accompanying notes to financial statements.

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11  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
Equity Portfolio

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 23,137,761
Interest                                                                         1,070,153
Fee income from securities lending (Note 4)                                         14,400
   Less foreign taxes withheld                                                    (103,416)
                                                                                  --------
Total income                                                                    24,118,898
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               6,010,347
Compensation of board members                                                        7,833
Custodian fees                                                                      72,372
Audit fees                                                                          16,125
Other                                                                               18,655
                                                                                    ------
Total expenses                                                                   6,125,332
   Earnings credits on cash balances (Note 2)                                         (161)
                                                                                      ----
Total net expenses                                                               6,125,171
                                                                                 ---------
Investment income (loss) -- net                                                 17,993,727
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              140,245,237
   Foreign currency transactions                                                       623
                                                                                       ---
Net realized gain (loss) on investments                                        140,245,860
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          133,102,889
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          273,348,749
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $291,342,476
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Portfolio
                                                                              March 31, 2004      Sept. 30, 2003
                                                                             Six months ended       Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                             $   17,993,727       $   36,235,440
Net realized gain (loss) on investments                                        140,245,860         (141,714,417)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          133,102,889          456,767,733
                                                                               -----------          -----------
Net increase (decrease) in net assets resulting from operations                291,342,476          351,288,756
                                                                               -----------          -----------
Proceeds from contributions                                                     16,123,776           32,548,294
Fair value of withdrawals                                                     (234,476,204)        (321,227,690)
                                                                              ------------         ------------
Net contributions (withdrawals) from partners                                 (218,352,428)        (288,679,396)
                                                                              ------------         ------------
Total increase (decrease) in net assets                                         72,990,048           62,609,360
Net assets at beginning of period                                            2,364,232,687        2,301,623,327
                                                                             -------------        -------------
Net assets at end of period                                                 $2,437,222,735       $2,364,232,687
                                                                            ==============       ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Portfolio

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
14  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
15  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Large-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $59,563 for the six months ended March 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2004, the Portfolio's custodian fees were reduced by $161 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $907,539,278 and $1,062,721,841, respectively, for the six months ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $220,110 for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
16  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $2,583,000 were on loan to brokers. For collateral, the Portfolio received $2,700,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $14,400 for the six months ended March 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                          2004(e)     2003       2002        2001       2000
Ratio of expenses to average daily net assets(a)                       .49%(c)     .47%       .49%        .48%       .47%
Ratio of net investment income (loss) to average daily net assets     1.45%(c)    1.56%      1.35%       1.27%      1.03%
Portfolio turnover rate (excluding short-term securities)               38%         68%        86%         87%        53%
Total return(b)                                                      12.57%(d)   16.53%    (17.87%)    (24.59%)    17.02%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
17  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Stock Fund

March 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                     $2,437,142,948
Capital shares receivable                                                                                    52,066
                                                                                                             ------
Total assets                                                                                          2,437,195,014
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       88,165
Accrued distribution fee                                                                                     17,443
Accrued service fee                                                                                           1,353
Accrued transfer agency fee                                                                                   7,132
Accrued administrative services fee                                                                           2,146
Other accrued expenses                                                                                      132,434
                                                                                                            -------
Total liabilities                                                                                           248,673
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,436,946,341
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,315,521
Additional paid-in capital                                                                            2,475,875,110
Undistributed net investment income                                                                         487,435
Accumulated net realized gain (loss) (Note 5)                                                          (316,672,759)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   275,941,034
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $2,436,946,341
                                                                                                     ==============
Net assets applicable to outstanding shares:                 Class A                                 $1,739,724,397
                                                             Class B                                 $  198,685,926
                                                             Class C                                 $    3,402,843
                                                             Class I                                 $    1,206,932
                                                             Class Y                                 $  493,926,243
Net asset value per share of outstanding capital stock:      Class A shares        93,841,678        $        18.54
                                                             Class B shares        10,814,498        $        18.37
                                                             Class C shares           185,913        $        18.30
                                                             Class I shares            65,112        $        18.54
                                                             Class Y shares        26,644,908        $        18.54
                                                                                   ----------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Stock Fund

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $ 23,137,037
Interest                                                                                                  1,066,994
Fee income from securities lending                                                                           14,400
   Less foreign taxes withheld                                                                             (103,412)
                                                                                                           --------
Total income                                                                                             24,115,019
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         6,124,981
Distribution fee
   Class A                                                                                                2,185,038
   Class B                                                                                                1,007,171
   Class C                                                                                                   16,121
Transfer agency fee                                                                                       1,391,263
Incremental transfer agency fee
   Class A                                                                                                   86,944
   Class B                                                                                                   33,526
   Class C                                                                                                      561
Service fee -- Class Y                                                                                      260,950
Administrative services fees and expenses                                                                   404,148
Compensation of board members                                                                                 6,300
Printing and postage                                                                                        120,390
Registration fees                                                                                            19,661
Audit fees                                                                                                    5,375
Other                                                                                                        20,816
                                                                                                             ------
Total expenses                                                                                           11,683,245
   Earnings credits on cash balances (Note 2)                                                               (10,556)
                                                                                                            -------
Total net expenses                                                                                       11,672,689
                                                                                                         ----------
Investment income (loss) -- net                                                                          12,442,330
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                140,241,070
   Foreign currency transactions                                                                                623
                                                                                                                ---
Net realized gain (loss) on investments                                                                 140,241,693
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   133,098,725
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   273,340,418
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $285,782,748
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Stock Fund
                                                                              March 31, 2004       Sept. 30, 2003
                                                                             Six months ended        Year ended
                                                                                (Unaudited)
Operations and distributions
Investment income (loss) -- net                                             $   12,442,330       $   25,106,839
Net realized gain (loss) on investments                                        140,241,693         (141,711,183)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          133,098,725          456,755,465
                                                                               -----------          -----------
Net increase (decrease) in net assets resulting from operations                285,782,748          340,151,121
                                                                               -----------          -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (9,311,266)         (18,542,175)
      Class B                                                                     (293,397)            (826,583)
      Class C                                                                       (5,454)             (10,675)
      Class I                                                                       (2,224)                  --
      Class Y                                                                   (3,226,146)          (6,585,430)
                                                                                ----------           ----------
Total distributions                                                            (12,838,487)         (25,964,863)
                                                                               -----------          -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                      22,721,000           90,579,699
   Class B shares                                                                8,391,987           26,213,929
   Class C shares                                                                  534,255            1,157,982
   Class I shares                                                                1,193,428                   --
   Class Y shares                                                               70,462,713          106,572,828
Reinvestment of distributions at net asset value
   Class A shares                                                                8,412,152           16,713,646
   Class B shares                                                                  287,970              811,027
   Class C shares                                                                    5,254               10,411
   Class I shares                                                                    2,195                   --
   Class Y shares                                                                3,226,146            6,585,430
Payments for redemptions
   Class A shares                                                             (132,985,401)        (273,416,766)
   Class B shares (Note 2)                                                     (22,332,100)         (75,233,233)
   Class C shares (Note 2)                                                        (300,498)            (682,062)
   Class I shares                                                                      (92)                  --
   Class Y shares                                                             (159,683,804)        (150,728,449)
                                                                              ------------         ------------
Increase (decrease) in net assets from capital share transactions             (200,064,795)        (251,415,558)
                                                                              ------------         ------------
Total increase (decrease) in net assets                                         72,879,466           62,770,700
Net assets at beginning of period                                            2,364,066,875        2,301,296,175
                                                                             -------------        -------------
Net assets at end of period                                                 $2,436,946,341       $2,364,066,875
                                                                            ==============       ==============
Undistributed net investment income                                         $      487,435       $      883,592
                                                                            --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Stock Fund

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Stock Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Stock Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Portfolio

The Fund invests all of its assets in Equity Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
21  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
22  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $426,950 for Class A, $69,205 for Class B and $416 for Class C for the six months ended March 31, 2004.

During the six months ended March 31, 2004, the Fund's transfer agency fees were reduced by $10,556 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
23  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

 3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended March 31, 2004
                                              Class A         Class B    Class C    Class I*        Class Y
Sold                                        1,259,878         469,832     29,858    64,995        3,898,545
Issued for reinvested distributions           465,357          16,036        294       122          178,489
Redeemed                                   (7,364,323)     (1,245,550)   (16,801)       (5)      (8,768,474)
                                           ----------      ----------    -------        --       ----------
Net increase (decrease)                    (5,639,088)       (759,682)    13,351    65,112       (4,691,440)
                                           ----------        --------     ------    ------       ----------
* Inception date was March 4, 2004.
                                                                    Year ended Sept. 30, 2003
                                              Class A         Class B    Class C     Class I        Class Y
Sold                                        5,722,482       1,708,211     76,013       N/A        6,853,682
Issued for reinvested distributions         1,057,709          52,965        677       N/A          416,086
Redeemed                                  (17,825,901)     (4,838,376)   (44,044)      N/A       (9,837,554)
                                          -----------      ----------    -------     -----       ----------
Net increase (decrease)                   (11,045,710)     (3,077,200)    32,646       N/A       (2,567,786)
                                          -----------      ----------     ------     -----       ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $456,914,452 as of Sept. 30, 2003, that will expire in 2010 and 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important finanicial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                          2004(h)    2003       2002        2001       2000
Net asset value, beginning of period                                 $16.60     $14.47     $17.86      $27.12     $26.14
Income from investment operations:
Net investment income (loss)                                            .09        .18        .17         .20        .19
Net gains (losses) (both realized and unrealized)                      1.95       2.13      (3.39)      (6.47)      4.11
Total from investment operations                                       2.04       2.31      (3.22)      (6.27)      4.30
Less distributions:
Dividends from net investment income                                   (.10)      (.18)      (.17)       (.18)      (.18)
Distributions from realized gains                                        --         --         --        (2.81)     (3.14)
Total distributions                                                    (.10)      (.18)      (.17)      (2.99)     (3.32)
Net asset value, end of period                                       $18.54     $16.60     $14.47      $17.86     $27.12

Ratios/supplemental data
Net assets, end of period (in millions)                              $1,740     $1,651     $1,599      $2,277     $3,358
Ratio of expenses to average daily net assets(d)                       .91%(e)    .92%       .92%        .87%       .84%
Ratio of net investment income (loss) to average daily net assets     1.03%(e)   1.12%       .93%        .88%       .67%
Portfolio turnover rate (excluding short-term securities)               38%        68%        86%         87%        53%
Total return(f)                                                      12.29%(g)  16.03%    (18.20%)    (24.87%)    16.59%

See accompanying notes to financial highlights on page 29.

--------------------------------------------------------------------------------
25  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)    2003       2002        2001       2000
Net asset value, beginning of period                                  $16.44     $14.34     $17.70      $26.90     $25.97
Income from investment operations:
Net investment income (loss)                                             .03        .06        .03         .01         --
Net gains (losses) (both realized and unrealized)                       1.93       2.10      (3.36)      (6.39)      4.07
Total from investment operations                                        1.96       2.16      (3.33)      (6.38)      4.07
Less distributions:
Dividends from net investment income                                    (.03)      (.06)      (.03)       (.01)        --
Distributions from realized gains                                         --         --         --       (2.81)     (3.14)
Total distributions                                                     (.03)      (.06)      (.03)      (2.82)     (3.14)
Net asset value, end of period                                        $18.37     $16.44     $14.34      $17.70     $26.90

Ratios/supplemental data
Net assets, end of period (in millions)                                 $199       $190       $210        $306       $436
Ratio of expenses to average daily net assets(d)                       1.69%(e)   1.69%      1.69%       1.64%      1.60%
Ratio of net investment income (loss) to average daily net assets       .26%(e)    .35%       .15%        .11%      (.09%)
Portfolio turnover rate (excluding short-term securities)                38%        68%        86%         87%        53%
Total return(f)                                                       11.89%(g)  15.09%    (18.84%)    (25.48%)    15.73%

See accompanying notes to financial highlights on page 29.

--------------------------------------------------------------------------------
26  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)    2003       2002        2001       2000(b)
Net asset value, beginning of period                                  $16.39     $14.30     $17.66      $26.88     $26.70
Income from investment operations:
Net investment income (loss)                                             .03        .07        .04         .04        .05
Net gains (losses) (both realized and unrealized)                       1.91       2.09      (3.36)      (6.41)       .17
Total from investment operations                                        1.94       2.16      (3.32)      (6.37)       .22
Less distributions:
Dividends from net investment income                                    (.03)      (.07)      (.04)       (.04)      (.04)
Distributions from realized gains                                         --         --         --       (2.81)        --
Total distributions                                                     (.03)      (.07)      (.04)      (2.85)      (.04)
Net asset value, end of period                                        $18.30     $16.39     $14.30      $17.66     $26.88

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3         $3         $2          $2         $1
Ratio of expenses to average daily net assets(d)                       1.68%(e)   1.70%      1.71%       1.64%      1.60%(e)
Ratio of net investment income (loss) to average daily net assets       .26%(e)    .32%       .14%        .16%       .02%(e)
Portfolio turnover rate (excluding short-term securities)                38%        68%        86%         87%        53%
Total return(f)                                                       11.84%(g)  15.11%    (18.84%)    (25.47%)      .81%(g)

See accompanying notes to financial highlights on page 29.

--------------------------------------------------------------------------------
27  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(c)
Net asset value, beginning of period                                  $18.96
Income from investment operations:
Net investment income (loss)                                             .06
Net gains (losses) (both realized and unrealized)                       (.42)
Total from investment operations                                        (.36)
Less distributions:
Dividends from net investment income                                    (.06)
Distributions from realized gains                                         --
Total distributions                                                     (.06)
Net asset value, end of period                                        $18.54

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1
Ratio of expenses to average daily net assets(d)                        .54%(e)
Ratio of net investment income (loss) to average daily net assets       .74%(e)
Portfolio turnover rate (excluding short-term securities)                38%
Total return(f)                                                       (1.91%)(g)

See accompanying notes to financial highlights on page 29.

--------------------------------------------------------------------------------
28  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)    2003       2002        2001       2000
Net asset value, beginning of period                                  $16.59     $14.46     $17.86      $27.13     $26.14
Income from investment operations:
Net investment income (loss)                                             .11        .20        .20         .23        .23
Net gains (losses) (both realized and unrealized)                       1.95       2.14      (3.40)      (6.47)      4.13
Total from investment operations                                        2.06       2.34      (3.20)      (6.24)      4.36
Less distributions:
Dividends from net investment income                                    (.11)      (.21)      (.20)       (.22)      (.23)
Distributions from realized gains                                         --         --         --       (2.81)     (3.14)
Total distributions                                                     (.11)      (.21)      (.20)      (3.03)     (3.37)
Net asset value, end of period                                        $18.54     $16.59     $14.46      $17.86     $27.13

Ratios/supplemental data
Net assets, end of period (in millions)                                 $494       $520       $490        $694       $981
Ratio of expenses to average daily net assets(d)                        .75%(e)    .76%       .76%        .71%       .69%
Ratio of net investment income (loss) to average daily net assets      1.21%(e)   1.28%      1.08%       1.04%       .82%
Portfolio turnover rate (excluding short-term securities)                38%        68%        86%         87%        53%
Total return(f)                                                       12.45%(g)  16.23%    (18.12%)    (24.77%)    16.80%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c)  Inception date was March 4, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
29  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
30  --  AXP STOCK FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Stock Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2004